UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Brian W. Herrmann as Interim Chief Financial Officer and Treasurer

On July 7, 2021, Brian W. Herrmann tendered his resignation as Interim Chief Financial Officer and Treasurer of Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. (“Ferrellgas Partners”) and Ferrellgas, L.P. (collectively, “Ferrellgas”). Effective as of that date, Mr. Herrmann ceased to serve as the Interim Chief Financial Officer and Treasurer of the General Partner and in all other capacities previously held by him with Ferrellgas and its subsidiaries, including Ferrellgas Partners Finance Corp. and Ferrellgas Finance Corp. The resignation was not the result of any dispute or disagreement with Ferrellgas’ independent auditors, any member of management or the General Partner’s board of directors related to the operations, policies or practices of Ferrellgas.

On July 9, 2021, the General Partner entered into a separation and release agreement with Mr. Herrmann (the “Separation Agreement”) setting forth the terms of separation. Among other matters, the Separation Agreement provides for the separation of Mr. Herrmann’s employment with Ferrellgas effective as of July 7, 2021, and a lump-sum cash severance payment by Ferrellgas in the amount of $52,164.00, to be paid to Mr. Herrmann within sixty days of the separation date. The Separation Agreement also provides for the release by Mr. Herrmann of any and all existing or potential claims against Ferrellgas, subject to customary exceptions. The foregoing summary of the Separation Agreement does not purport to be complete and is qualified by reference to the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1.

The General Partner has been engaged in an ongoing search for a Chief Financial Officer to replace the Interim Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated July 9, 2021, among General Partner and Brian W. Herrmann.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P. By: Ferrellgas, Inc., its general partner

Date: July 9, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

Ferrellgas Partners Finance Corp.

Date: July 9, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

Ferrellgas, L.P. By: Ferrellgas, Inc., its general partner

Date: July 9, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

Ferrellgas Finance Corp.

Date: July 9, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President